SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report: August 7, 2003

                            NATIONAL COAL CORPORATION
                               ------------------
                                   (New Name)


                       Southern Group International, Inc.
                            -------------------------
                                  (Prior Name)
             (Exact name of registrant as specified in its charter)


   FLORIDA                         0-26509                    65-06001212
---------------                 -------------             -------------------
(State or other                 (Commission                 (IRS Employer
 Jurisdiction of                 File Number)             Identification No.)
 Incorporation)


                     319 Ebenezer Road, Knoxville, TN 37923
                  ---------------------------------------------
                                    (Address)

        Registrant's Telephone Number, Including Area Code: (865) 769-3749
                                                            --------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

          None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

          None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

          None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          None.


ITEM 5. OTHER EVENTS

         On July 17, 2003 the majority shareholders voted to amend the Articles to change the name to National Coal Corporation. The Articles of Amendment to the Articles of Incorporation were filed on August 4, 2003 with the Florida Department of State (see Exhibit 3.1). A name change notice has been sent to NASD and a new symbol will be assigned. The Company's new CUSIP number is 632381 10 9.


ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

          None.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

          Financial Statements:       None
          Exhibits:                   3.1 Certificate of Amendment - Name Change

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the Undersigned thereunto duly authorized.

Date: August 7, 2003
                                        National Coal Corporation

                                        By: /s/Jon Nix
                                            ----------------------------
                                            Jon Nix, President